UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2011

VISCOUNT SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

000-49746
(Commission File Number)

Nevada	88-0498181
(State or other jurisdiction	(IRS Employer
of incorporation or organization)	Identification No.)

4585 Tillicum Street, Burnaby, British Columbia, Canada V5J 5K9
(Address of principal executive offices) (Zip Code)

(604) 327-9446
Issuer’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.07      Submission of Matters to a Vote of Security Holders.

At the Annual General Meeting of the holders of common shares of Viscount Systems Inc. held on June 15, 2011, the shareholders voted on the following matters:

1.	Fixing the Number of Directors at Two. The shareholders approved the number of directors to be fixed at two.

For: 24,647,259 (74.23%) Against: 8,554,765 (25.77%) Broker non-votes/Abstentions: N/A

2.	Election of Directors. The following nominees were elected as directors to serve until the next annual general meeting of the shareholders:

Greg Shen:	For: 23,742,306 (99.5%)
Withheld: 118,950 (0.5%)
Broker non-votes/Abstentions: N/A

Stephen Pineau:	For: 23,823,166 (99.84%)
Withheld: 148,050 (0.16%)
Broker non-votes/Abstentions: N/A

3.

Appointment of Auditors. The shareholders approved the appointment of Dale Matheson Carr- Hilton LaBonte LLP, Chartered Accountants as independent auditors of the Company for the year ending December 31, 2011.

For: 33,162,698 (99.88%) Withheld: 39,329 (0.12%) Broker non-votes/Abstentions: N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viscount Systems, Inc.
Date	June 16, 2011	(Registrant)

/s/ Stephen Pineau
Stephen Pineau, President